UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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SMTC CORPORATION

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SMTC CORPORATION

635 HOOD ROAD

MARKHAM, ONTARIO

CANADA L3R 4N6

May [    ], 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation to be held at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6 on Monday, June 29, 2009 at 11 a.m., Eastern Daylight Time.

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing each holder of our common stock a notice containing instructions on how to access our 2009 Proxy Statement and Annual Report and vote online. All holders of exchangeable shares will continue to receive a copy of the Proxy Statement and Annual Report by mail. The Proxy Statement contains instructions on how you can (i) receive a paper copy of the Proxy Statement and Annual Report, if you only received a notice by mail, or (ii) elect to receive your Proxy Statement and Annual Report over the Internet, if you received them by mail this year.

Details of the business to be conducted at the Annual Meeting are given in the Proxy Statement and Notice of Annual Meeting of Stockholders. You should read with care the Proxy Statement that describes the proposed nominees for director, the proposed amendment to the SMTC Corporation charter and proposed changes to the stock option plan.

Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. You are accordingly urged to vote via a toll-free telephone number, over the Internet, or, if you received a paper copy of the proxy card by mail, you may complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-prepaid envelope. Instructions regarding all three methods of voting are contained on the proxy card. If you vote and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

John E. Caldwell President and Chief Executive Officer SMTC Corporation

SMTC CORPORATION

635 HOOD ROAD

MARKHAM, ONTARIO

CANADA L3R 4N6

NOTICE OF 2009 ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD JUNE 29, 2009

The Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation, a Delaware corporation (the “Company”), will be held at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6 on Monday, June 29, 2009 at 11:00 a.m., Eastern Daylight Time, for the following purposes:

1. To elect two Class III directors to serve until the 2012 Annual Meeting and until successors are elected and qualified in accordance with the by-laws of the Company.

2. To approve an amendment to the SMTC Corporation Second Amended and Restated Certificate of Incorporation eliminating the three classes of directors.

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement, which is attached, and made a part, hereof.

The Board of Directors has fixed the close of business on May 8, 2009 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO VOTE VIA A TOLL-FREE TELEPHONE NUMBER, OVER THE INTERNET, OR, IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. INSTRUCTIONS REGARDING ALL THREE METHODS OF VOTING ARE CONTAINED ON THE PROXY CARD. IF YOU VOTE AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By Order of the Board of Directors,

Jane Todd Secretary

Markham, Ontario

May [    ], 2009

SMTC CORPORATION

635 HOOD ROAD

MARKHAM, ONTARIO

CANADA L3R 4N6

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

General Information

The Board of Directors of SMTC Corporation, a Delaware corporation, is soliciting your proxy form to vote your shares at our 2009 Annual Meeting of Stockholders to be held on Monday, June 29, 2009 at 11:00 a.m., Eastern Daylight Time, at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6.

This Proxy Statement contains important information regarding our annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information that you may find useful in determining how to vote, and describes voting procedures.

We use several abbreviations in this Proxy Statement. We refer to our company as “SMTC” or the “Company.” We call our board of directors the “Board.” References to “2008” mean our fiscal period 2008, which began on January 1, 2008 and ended on January 4, 2009. We refer to the 2009 Annual Meeting of Stockholders as the “Annual Meeting.”

As permitted by rules recently adopted by the Securities and Exchange Commission, we are making this proxy statement and our annual report available to our stockholders electronically via the Internet. On [            ], 2009, we mailed to our common stock shareholders of record as of the close of business on May 8, 2009 a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access this proxy statement and our annual report online, and we began mailing these proxy materials to the trustee for the special voting share and holders of exchangeable shares. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. The Company will bear all attendant costs of the solicitation of proxies.

The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners, including beneficial owners of exchangeable shares subject to and in accordance with the provisions of National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer. Proxies may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile, or email, or by a third party.

Who May Attend and Vote?

Each holder of the Company’s common stock, par value $.01 per share (“Common Stock”), is entitled to one vote for each share of Common Stock owned as of the record date, and CIBC Mellon Trust Company (the “Trustee”), the holder of the Company’s special voting share (the “Special Voting Share”), is entitled to one vote for each exchangeable share (an “Exchangeable Share”) of SMTC Manufacturing Corporation of Canada (“SMTC Canada”), a subsidiary of the Company, outstanding as of the record date, May 8, 2009 (other than Exchangeable Shares owned by the Company and its subsidiaries). Holders of Common Stock and the Special Voting Share are collectively referred to as “Stockholders.” Votes cast with respect to Exchangeable Shares will be voted through the Special Voting Share by the Trustee as directed by the holders of Exchangeable Shares, except votes cast with respect to Exchangeable Shares whose holders request to vote directly in person as proxy for the Trustee at the Annual Meeting. On the record date, 13,900,784 shares of our Common Stock were issued and outstanding, one share of the Company’s Special Voting Stock was issued and outstanding and 745,548 Exchangeable Shares of SMTC Canada were issued and outstanding (excluding Exchangeable Shares owned by the Company and its subsidiaries, which are not voted). Each Exchangeable Share is exchangeable at any time, at the option of its holder, for one share of Common Stock.

At least ten days before the 2009 Annual Meeting of Stockholders, the Company will make a complete list of the stockholders entitled to vote at the Annual Meeting open to the examination of any stockholder for any purpose germane to the Annual Meeting at its principal executive offices at 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The list will also be made available to Stockholders present at the Annual Meeting.

How Do I Vote?

As a Stockholder, you have the right to vote on certain business matters affecting the Company. The proposals that will be presented at the Annual Meeting, and upon which you are being asked to vote, are discussed in the sections of this proxy statement entitled “Proposal No. 1—Election of Directors ” and “Proposal No. 2—Approval of Amendment to the Charter to Eliminate Director Classes.” Each share of the Company’s Common Stock you own entitles you to one vote. The Trustee is entitled to one vote for each Exchangeable Share of SMTC Canada outstanding as of the record date (other than Exchangeable Shares owned by the Company and its subsidiaries).

Stockholders can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

•	By Telephone—Stockholders located in the United States can vote by telephone by calling +[PHONE NUMBER] and following the instructions on the Notice;

•	By Internet—You can vote over the Internet at [WEB ADDRESS] by following the instructions on the Notice; or

•

By Mail—If you received your proxy materials by mail or printed the proxy card posted at [WEB ADDRESS], you can vote by mail by signing, dating and mailing the proxy card to: [SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6].

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on [            ]. 2009.

If you vote by proxy, you enable the individuals named by you in your proxy (your “proxies”) to vote your shares at the Annual Meeting in the manner you indicate. We encourage you to vote by proxy even if you plan to attend the Annual Meeting. In this way, your shares will be voted if you are unable to attend the Annual Meeting. Your shares will be voted as you direct on your proxy, whichever way you choose to submit it. If you attend the Annual Meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. In the absence of instructions on a properly executed proxy, proxies from holders of Common Stock will be voted FOR the proposals.

Votes with respect to Exchangeable Shares represented by valid voting instructions received by the Trustee will be cast by the Trustee in accordance with those instructions. If a properly executed voting instruction card is not received by the Trustee from a holder of Exchangeable Shares, the votes to which such holder is entitled will not be exercised.

What Does the Board of Directors Recommend?

If you submit a proxy but do not indicate your voting instructions, the person[s] named as proxies on your proxy will vote in accordance with the recommendations of the Board of Directors. The Board recommends that you vote:

•	FOR the nominees for director identified in Proposal No. 1.

•	FOR the amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the number of classes of directors detailed in Proposal No. 2.

What Vote Is Required For The Proposal?

A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. The following votes are required with respect to the proposals.

•

For the election of directors, the candidate receiving the greatest number of affirmative votes (a “plurality vote”) of the votes attached to shares of Common Stock and the Special Voting Share will be elected.

•	For the approval of Proposal No. 2, the affirmative vote of a majority of the shares outstanding and entitled to vote thereon at the Annual Meeting is required.

An automated system administered by the Company’s transfer agent will tabulate votes cast by proxy at the Annual Meeting, and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

Shares represented by proxies that indicate an abstention or a “broker non-vote” will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence or absence of a quorum. Shares that abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees that indicate on their proxy that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Abstentions and “broker non-votes” will not be included in vote totals and will not affect the outcome of the voting on the election of directors but will have the effect of a negative vote on Proposal No. 2.

May I Change My Proxy?

Yes. A proxy may be revoked by the Stockholder giving the proxy at any time before it is voted by written notice of revocation delivered to the Company prior to the Annual Meeting, and a prior proxy is automatically revoked by a Stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Holders of Exchangeable Shares who wish to direct the Trustee to cast the votes attached to the Special Voting Share on their behalf should follow carefully the instructions provided by the Trustee, which accompany this Proxy Statement. The procedure for instructing the Trustee differs in certain respects from the procedure for delivering a proxy, including the place for depositing the instructions and the manner for revoking the instructions.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The number of directors on the Board is currently fixed at six. The Company’s Amended and Restated Certificate of Incorporation, or our Charter, and Amended and Restated By-laws, or our By-laws, currently divide the Company’s Board of Directors into three classes. The members of each class of directors serve staggered three year terms.

The Board is currently composed of two Class I directors (John Caldwell and John Marinucci), two Class II directors (David Sandberg and Wayne McLeod) and two Class III directors (Thomas Cowan and Alex Walker), whose terms will expire upon the election and qualification of directors at the Annual Meeting of Stockholders held in 2010, 2011 and 2009, respectively.

At this Annual Meeting, the Stockholders will elect two Class III directors to serve a three year term until the 2012 Annual Meeting of Stockholders and until a qualified successor is elected and qualified or until the director’s earlier resignation or removal. If Proposal No. 2 detailed below is approved the three director classes are discontinued and the Board of Directors would be elected annually.

Two directors whose term of office expires at the 2009 Annual Meeting, Thomas Cowan and Alex Walker, have been nominated for re-election to our Board of Directors. The Board has no reason to believe that Mr. Cowan or Mr. Walker will be unable or unwilling to serve as a director if elected. If, however, any nominee cannot or will not serve as a director, the persons named on your proxy may vote for a substitute nominee designated by the Board.

Class III Director Nominees

Thomas Cowan has served as a director since March 2003. Mr. Cowan is currently CEO of Vecker Corporation. From January 2005 to December 2005 Mr. Cowan was Executive in Residence at RockRidge Capital Partners. From December 2001 to December 2004, Mr. Cowan was Chairman, President and CEO of OutlookSoft Corporation. From March 2000 to December 2001, Mr. Cowan served as Chairman and President of Vcommerce Corporation. Previously he served for over 20 years in various financial and general management positions at IBM Corporation.

Alex Walker was appointed director in June 2008. Mr. Walker is currently Founder and Managing Director of Blackmore Partners Inc., a strategy and financial advisory firm. Prior to joining Blackmore Partners in 2007, Mr. Walker held CEO, COO, and CFO roles for private and public technology and manufacturing companies, such as Cube Route Inc., Abridean Inc., Divine Inc., GNC Inc., and Guernsey Bel. Mr. Walker has served on the boards of several companies. He received an MBA from the University of Chicago and a Mechanical Engineering Degree from Queen’s University.

REQUIRED VOTE

The nominees receiving the highest number of affirmative votes of the votes attached to the Common Stock and the Special Voting Share, voting together as a single class, will be elected Class III directors of the Company.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO THE CHARTER TO ELIMINATE DIRECTOR CLASSES

As described in Proposal No. 1 above, our Charter currently provides for the Board of Directors to be divided into three classes, for one of the three classes to be elected each year, and for each director to serve a three-year term. The provisions relating to the three classes of the Board are set forth in Article X of the Charter. The Board has determined to recommend the elimination of classes of directors, and the Board is asking for your approval to amend the Company’s Charter to implement this change, which requires the affirmative vote of holders of a majority of the shares outstanding and entitled to vote at the Annual Meeting.

The Board has adopted, and recommends for Stockholder approval, an amendment to the following sections of Article X of the Charter that would, if adopted, eliminate the division of the Board into three classes. The proposed amendment to the provisions of Article X of the Charter set forth below is referred to in this proxy statement as the “Class Charter Amendment.” If this Proposal No. 2 is approved, Sections 2 and 5 of Article X of the Charter will be deleted, the section will be renumbered to reflect these deletions and Section 4 will be amended to read in its entirety as follows:

“4. Terms of Office. Except as provided in Section 6 of this Article X, each director shall serve for a term ending on the date of the annual meeting following the annual meeting at which such director was elected; provided, however, that the term of each director shall be subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.”

If this Proposal No. 2 receives the requisite approval by Stockholders at the Annual Meeting, we will file with the Secretary of State of the State of Delaware an amendment and restatement of the Charter implementing the Class Charter Amendment, substantially in the form attached to this proxy statement as Appendix A. Additionally, the Board will approve an amendment to the By-laws to give effect to the changes described in this Proposal 2. If this Proposal No. 2 fails to receive the requisite approval by Stockholders at the Annual Meeting, the Board of Directors will remain classified in three classes as described under Proposal No. 1.

Before voting, we encourage Stockholders to read Appendix A, which qualifies the description of the Class Charter Amendment in its entirety.

REQUIRED VOTE

To be approved by the Stockholders, Proposal No. 2 must receive “For” votes from a majority of the shares outstanding and entitled to vote thereon at the Annual Meeting. If you abstain from voting, it will have the same effect as an “Against” vote, and broker non-votes will have the same effect as an “Against” vote.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth our directors and executive officers, their ages as of April 30, 2009, the positions currently held by each person and their place of residence.

Name and Place of Residence	Age	Office
John Caldwell Toronto, Ontario	59	President and Chief Executive Officer and Director (1)(2)

Jane Todd Aurora, Ontario	46	Senior Vice President, Finance, and Chief Financial Officer (2)

Steven Hoffrogge Aurora, Ontario	44	Senior Vice President, Business Development

Wayne McLeod Toronto, Ontario	69	Director and Chair of the Board (3)(4)(5)

Thomas Cowan Stamford, Connecticut	59	Director (3)(4)(5)

Alex Walker Stouffville, Ontario	43	Director (3)(4)(5)

John Marinucci Oakville, Ontario	52	Director (3)(4)(5)

David Sandberg New York, New York	36	Director

(1)	Also a member of the board of directors of SMTC Canada.
(2)	Also an officer of SMTC Canada.
(3)	Member of the Nominating and Governance Committee.
(4)	Member of the Compensation and Management Development Committee.
(5)	Member of the Audit Committee.

John Caldwell has served as a director since March 2003, as the President and Chief Executive Officer of the Company since October 2003 and was Chair of the Board from March 2004 to August 2005. Previously, he was an independent consultant and corporate director, and from October 2002 to September 2003, he held positions in the Mosaic Group Inc. (a marketing services provider) as Chair of the Restructuring Committee of the Board; in Geac Computer Corporation Limited (a computer software company) as a consultant from December 2001 to October 2002 and as President and Chief Executive Officer from October 2000 to December 2001; and in CAE Inc. (a flight simulation and training services company) from January 1988 to October 1999, including President and Chief Executive Officer from June 1993 to October 1999 and Chief Financial Officer from 1988 to 1992. Mr. Caldwell also serves on the boards of directors of Advanced Micro Devices Inc., Faro Technologies, Rothmans Inc., and IAMGOLD Corporation.

Jane Todd joined the Company in July 2004 as Senior Vice President, Finance, and Chief Financial Officer. Ms. Todd brings leadership experience from both a technology and manufacturing background. Prior to joining SMTC, Ms. Todd served as the Chief Financial Officer of each of the following companies: a spin-off of General Electric, Dell Canada, Beamscope and Azerty Inc., a U.S. subsidiary of Abitibi-Consolidated. Ms. Todd is a Chartered Accountant and holds a Masters of Business Administration.

Steven Hoffrogge joined the Company in 2000 as part of the Company’s acquisition of Pensar Corporation and serves as our Senior Vice President, Business Development. Previous positions at the Company include Vice President, Business Programs Management and Senior Director, IBM Global Accounts. Prior to joining SMTC, Mr. Hoffrogge was employed at Pensar Corporation, a regional EMS provider, from 1993 to 2000 where he progressed through various positions to Director of Sales.

Wayne McLeod has served as a director since February 2005 and Chair of our Board since August 2005. Mr. McLeod served as President, Chief Executive Officer and Chairman of CCL Industries during his term there from 1980-1999. He is currently a member of the boards of directors of Morguard Corp., New Flyer Industries Inc., and Richards Packaging Inc., all listed on the Toronto Stock Exchange. He also serves on the Board of the Institute of Corporate Directors.

Thomas Cowan has served as a director since March 2003. Mr. Cowan is currently CEO of Vecker Corporation. From January 2005 to December 2005 Mr. Cowan was Executive in Residence at RockRidge Capital Partners. From December 2001 to December 2004, Mr. Cowan was Chairman, President and CEO of OutlookSoft Corporation. From March 2000 to December 2001, Mr. Cowan served as Chairman and President of Vcommerce Corporation. Previously he served for over 20 years in various financial and general management positions at IBM Corporation.

John Marinucci was appointed director in June 2008. Mr. Marinucci served as President and CEO of New Flyer Industries Inc., from 2002 to 2009. Prior to 2002, he served as President and COO for National Steel Car and is a former President of the Canadian Association of Railway Suppliers. Mr. Marinucci currently sits on the Board of Directors for New Flyer Industries Inc., CWB Group and Weststart-CALSTART. Mr. Marinucci is a chartered accountant and is a member of the Institute of Corporate Directors.

Alex Walker was appointed director in June 2008. Mr. Walker is currently Founder and Managing Director of Blackmore Partners Inc., a strategy and financial advisory firm. Prior to joining Blackmore Partners in 2007, Mr. Walker held CEO, COO, and CFO roles for private and public technology and manufacturing companies, such as Cube Route Inc., Abridean Inc., Divine Inc., GNC Inc., and Guernsey Bel. Mr. Walker has served on the boards of several companies. He received an MBA from the University of Chicago and a Mechanical Engineering Degree from Queen’s University.

David Sandberg was appointed director in April 2009. Mr. Sandberg is currently the managing member, founder, and portfolio manager of Red Oak Partners, LLC, a NY-based hedge fund, founded in March 2003 and co-manager and co-founder of Pinnacle Fund LLP, founded in 2008. Red Oak Partners LLC is SMTC’s largest shareholder. Previously, Mr. Sandberg co-managed JH Whitney & Co’s Green River Fund from 1998-2002. Mr. Sandberg received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

During 2008, the Board held twelve (12) meetings. The Board has three standing committees: the Nominating and Governance Committee, the Audit Committee and the Compensation and Management Development Committee.

Stockholders may communicate directly with the Board of Directors by writing to: Board of Directors, SMTC Corporation, 635 Hood Road, Markham Ontario, Canada L3R 4N6. A Stockholder wishing to communicate only with the non-management members of the Board may address the communication to “Non-Management Directors, c/o Board of Directors” at the address above. These communications will be handled by a member of the Nominating and Governance Committee. Finally, communications can be sent directly to individual directors by addressing letters to their individual name, c/o the Board of Directors, at the address above. Board members are invited to attend the annual meeting. Two (2) directors attended the Company’s previous annual meeting, held initially on July 3, 2008 and concluded on July 29, 2008.

The Nominating and Governance Committee

The Nominating and Governance Committee of the Board of Directors consisted of all independent directors in 2008 subsequent to the 2008 Annual General Meeting. The Nominating and Governance Committee (i) identifies individuals qualified to become members of the Board, (ii) selects, or recommends that the Board select, the director nominees for the next annual meeting of Stockholders, (iii) develops and recommends to the Board a set of corporate governance principles applicable to the Company and (iv) oversees the evaluation of the Board and its dealings with management and the committees of the Board. During 2008, the mandate of the Nominating and Governance Committee was undertaken by the full Board of Directors. Accordingly, the Nominating and Governance Committee did not meet in separate session during 2008. The Board approved a written charter for the Nominating and Governance Committee in April 2004, which is available on the Company’s website at www.smtc.com.

The Nominating and Governance Committee considers, among others, the following characteristics and qualities when proposing a nominee for the Board of Directors:

•	Personal qualities, including leadership, character, judgment and integrity;

•	Relevant business and personal experience in such areas as business, the electronic manufacturing services industry, finance, accounting, marketing and other relevant fields;

•	Ability to commit the time necessary to prepare for, and participate in, Board and committee meetings; and

•	Whether the candidate enhances the diversity of skills and experiences of the members of the Board generally.

The Nominating and Governance Committee believes it is important that the Company have directors with extensive and relevant business experience as well as experience in finance and accounting generally.

The Nominating and Governance Committee will consider and evaluate up to three director candidates recommended by Stockholders for inclusion on the slate of directors nominated by the Board. Stockholders wishing to recommend a candidate must submit the recommendation no earlier than 90 calendar days and no later than 60 calendar days before the anniversary of the date that the proxy statement for the previous year’s annual meeting was first mailed to Stockholders. Each nominating Stockholder will be required to furnish certain information with respect to itself and its nominee(s) and the nominee(s) must submit certain written representations. Stockholders who wish to recommend candidates to the Nominating and Governance Committee may obtain more information about the process by contacting the Company’s Secretary at 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

The Nominating and Governance Committee will consider and evaluate candidates recommended by Stockholders on the same basis as candidates recommended by other sources. The Nominating and Governance Committee identifies candidates for director through a variety of formal and informal channels, most notably the business networks of the members of the Board and management.

The Audit Committee

The Audit Committee, which met four (4) times in 2008, consisted of William Brock, Thomas Cowan and Wayne McLeod for the first half of the year, subsequent to the Annual General Meeting of 2008, all independent Directors were members of the Audit Committee. Until December 10, 2008, William Brock served on the Audit Committee. The Board has determined that Mr. Brock and Mr. McLeod are “audit committee financial experts” as defined by the Securities and Exchange Commission. Subsequent to the resignation of Mr. Brock, Mr. Marinucci assumed the role of Chairman of the Audit Committee. Mr. Marinucci is an “audit committee financial expert” as defined by the Securities and Exchange Commission.

The Audit Committee (i) appoints, oversees and replaces, if necessary, the Company’s independent auditor, (ii) assists the Board of Director’s oversight and review of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditor and (iii) prepares the Audit Committee Report included in this proxy statement.

The Board adopted and approved a revised written charter for the Audit Committee in April 2004, which was attached as an annex to the Company’s proxy statement filed in connection with its 2007 annual meeting of stockholders. The Audit Committee evaluates the sufficiency of its charter on an annual basis.

The Compensation and Management Development Committee

The Compensation Committee currently consists of all independent members of the Board of Directors. Until March 24, 2008, Stephen Adamson served on the Compensation Committee, and until December 10, 2008, William Brock served on the Compensation Committee. The Compensation Committee met two (2) times in separate sessions in 2008. The general duties of the Compensation Committee are (i) to provide a general review of the Company’s compensation and benefit plans and (ii) to review compensation practices and policies and establish compensation for the officers of the Company.

DIRECTOR INDEPENDENCE

The Board has determined that each of Thomas Cowan, John Marinucci, David Sandberg, Alex Walker and Wayne McLeod is an “independent director” as defined in the rules of the NASDAQ Global Market (“NASDAQ Rules”). Stephen Adamson and William Brock were also considered to be “independent directors”.

All members of the Nominating and Governance Committee are “independent directors” as defined in and as required by NASDAQ Rules.

All Audit Committee members are “independent directors” as defined in NASDAQ Rules and Rule 10A-3(b)(1) under the Securities and Exchange Act of 1934, and as required by NASDAQ Rules.

All Compensation Committee members are “independent directors” as defined in and as required by NASDAQ Rules.

COMPENSATION OF DIRECTORS

From January 1st, 2005 to December 31st, 2008, director compensation was governed by a plan presented to the Board in September of 2004 (the “2005 Compensation Plan”). Under the 2005 Compensation Plan, we paid the Chairman of the Board a $75,000 base fee per year, and each independent director a $40,000 base fee per year, for serving on our Board, meeting fees of $600 for Board or committee conference calls and $1,200 for full Board meetings or committee meetings. Over the course of each director’s service, a minimum of $25,000 of the annual base fee due to such director each year is paid in the form of shares of Common Stock or deferred share units, until a $100,000 threshold is attained. Thereafter, the director’s fees are paid all in cash. Members of the Audit Committee received an annual retainer of $4,000, with the Chairman of the Audit Committee receiving an additional annual retainer of $2,000. Members of other committees received an annual retainer of $2,000, with the respective Chairman of each committee receiving an additional annual retainer of $3,000.

In 2008, the Company completed a Director Compensation benchmarking analysis using publicly available data from fourteen North American public EMS companies with revenues in the range of $118 million to $2.9 billion. With respect to director compensation, the Company concluded that the compensation paid to directors was below average within the group. If the larger peers were excluded from the group, our director compensation was in line with industry norms.

In November 2008, the Board approved a revised compensation plan effective January 1st, 2009 for independent directors (the “2009 Compensation Plan”). Pursuant to the 2009 Compensation Plan, independent directors will earn a retainer of CDN $50,000 per year for serving on our Board. The Chairman of the Board will earn an additional retainer of CDN $15,000, the Chairman of the Audit Committee will earn an additional retainer of CDN $6,000 and the Chairman of all other committees will earn an additional retainer of CDN $3,000. Board fees will be reduced on a prorated basis for non-attendance. The Members of the Board are also required over a five year period to own shares valued at CDN $50,000.

We pay no additional remuneration to our employees for serving as directors or on committees. The following table outlines the compensation to the Board of Directors for the period ended January 4, 2009:

Name and Principal Position	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Deferred Share Units ($) (a)	Option Awards ($)	All Other Compensation ($)	Total ($)
Wayne McLeod	2008	$75,000	—	$12,500	—	—	$87,500
William Brock	2008	$38,226	—	$12,500	—	—	$50,726
Thomas Cowan	2008	$35,200	—	$12,500	—	—	$47,770
Stephen Adamson	2008	$4,250	—	—	—	—	$4,250
John Marinucci	2008	$30,500	—	—	—	—	$30,500
Alex Walker	2008	$32,750	—	—	—	—	$32,750

(a)	The amounts disclosed in this column represent the expense recorded in accordance with SFAS 123R during fiscal 2008.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of SMTC’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Audit Committee of the Board of Directors currently consists of three directors, William Brock, Thomas Cowan and Wayne McLeod. The duties of the Audit Committee are (i) to review with management and the independent auditors the scope and results of any and all audits, the nature of any other services provided by the independent auditors, the independence of the auditors, changes in the accounting principles applied to the presentation of the Company’s financial statements, and any comments by the independent auditors on the Company’s policies and procedures with respect to internal accounting, auditing and financial controls, (ii) to review the consistency and reasonableness of the financial statements contained in the Company’s quarterly and annual reports prior to filing them with the Securities and Exchange Commission (or with any other regulatory authority) and discuss the results of these quarterly reviews, annual audits and any other matters required to be communicated with the independent auditors under generally accepted auditing standards and (iii) to select the Company’s independent auditors and approve or pre-approve all auditing services and permitted non-audit services to be rendered by the auditor. The Board of Directors has adopted a written charter of the Audit Committee, the sufficiency of which is evaluated each year by the Audit Committee.

Consistent with its duties, the Audit Committee has reviewed and discussed with the Company’s management the audited financial statements for the period ended January 4, 2009. KPMG LLP issued their unqualified report dated April 2, 2009 on SMTC’s financial statements.

The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with KPMG LLP its independence as an auditor.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors the inclusion of SMTC’s audited financial statements for the period ended January 4, 2009 in the Annual Report on Form 10-K for the year then ended.

By the Audit Committee of the Board of Directors

May 2009

RELATED PARTY TRANSACTIONS

Stockholders Agreement

Certain of our current Stockholders and option holders are parties to a stockholders agreement that, among other things, provides for registration rights and contains provisions regarding the transfer of shares.

Settlement Agreement

On June 10, 2008, we entered into a global settlement agreement (the “Settlement Agreement”) with Red Oak Partners LLC, our largest shareholder, of which Mr. Sandberg is managing director, founder and portfolio manager. Pursuant to the Settlement Agreement, we agreed to undertake various actions in relation to our corporate governance, including implementing the restructuring of the board described in Proposal No. 2.

Employment Arrangements

The Company and each executive officer have entered into employment agreements. Each of these employment arrangements is more fully described under “Employment Agreements.”

SECURITIES OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 1, 2009, information regarding beneficial ownership. The table sets forth the number of shares beneficially owned and the percentage ownership for:

•	each person who is known by us to own beneficially more than 5% of our outstanding shares of Common Stock;

•	each executive officer named in our summary compensation table and each director; and

•	all executive officers and directors as a group.

As of May 1, 2009, our outstanding equity securities (including exchangeable shares of our subsidiary, SMTC Canada, other than holdings of SMTC Nova Scotia Company, a subsidiary of SMTC Canada) consisted of 14,646,333 shares.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, each entity or person listed below maintains a mailing address of c/o SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The number of shares beneficially owned by each Stockholder is determined under rules promulgated by the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after May 1, 2009 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named Stockholder is a direct or indirect beneficial owner.

	Shares Beneficially Owned
Name and Address	Shares	Options/ Warrants	Total	Percentage of Shares Beneficially Owned (*)
Principal Stockholders:
Red Oak Partners LLC (1)	2,482,192	—	2,482,192	16.9%
145 4th Avenue, Suite 15A New York, New York, 10003
Bain Capital Funds (2)(3)	767,627	—	767,627	5.2%
c/o Bain Capital, LLC 111 Huntington Avenue Boston, Massachusetts 02199

Directors and Executive Officers:
John Caldwell (4)	—	507,999	507,999	3.7%
Jane Todd	—	123,334	123,334	0.9%
Steven G. Hoffrogge	3,200	125,334	125,334	0.9%
Thomas Cowan	—	3,000	3,000	#
Wayne McLeod (5)	15,000	—	15,000	0.1%
Alex Walker	—	—	—	—
John Marinucci	—	—	—	—
David Sandberg (1)	2,482,192	—	2,482,192	16.9%
All Directors and Executive Officers as a group (8 persons)	2,500,392	869,333	3,260,059	23.5%

*

The number of shares of Common Stock deemed outstanding on May 1, 2009 with respect to a person or group includes (a) 14,646,333 shares outstanding on such date (including shares of Common Stock issuable upon exchange of exchangeable shares of our subsidiary, SMTC Canada, other than exchangeable shares held by SMTC Nova Scotia Company, a subsidiary of SMTC Canada) and (b) all options that are currently exercisable or will be exercisable within 60 days of May 1, 2009 by the person or group in question.

#	Represents an amount less than 1.0% of shares outstanding.
(1)	Holdings as of March 5, 2009 as reported on Form 4 filed with the Securities and Exchange Commission on March 5, 2009 by Red Oak Partners, LLC. The Red Oak Fund, LP (the “Fund”); Red Oak Partners, LLC (the “General Partner”), which is the general partner of the Fund; and David Sandberg, who is the managing member of the General Partner, report having shared power to vote or to direct the vote of all of such shares of Common Stock and power to dispose or direct the disposition of all of such shares.
(2)	The shares of Common Stock included in the table include shares held through investment in EMSIcon Investments, LLC. Each member of EMSIcon Investments, LLC has sole voting and investment power as to shares held on such member’s behalf by EMSIcon Investments, LLC.
(3)	Includes shares of Common Stock held by Bain Capital Fund VI, L.P., (“Fund VI”); BCIP Associates II (“BCIP II”), BCIP Associates II-B (“BCIP II-B”), BCIP Associates II-C (“BCIP II-C”); Sankaty High Yield Asset Partners, L.P. (“Sankaty”); Bain Capital V Mezzanine Fund, L.P. (“Mezzanine”); BCM Capital Partners, L.P. (“BCM”); and BCIP Trust Associates II (“BCIP Trust II” and collectively with Fund VI, BCIP II, BCIP II-B, BCIP II-C, Sankaty, Mezzanine and BCM, the “Bain Capital Funds”).
(4)	Includes options to purchase 307,999 shares of the Company’s Common Stock and options to purchase 200,000 exchangeable shares of SMTC Canada,
(5)	Represents 15,000 exchangeable shares of SMTC Canada. Subject to applicable legal requirements, the exchangeable shares of SMTC Canada are exchangeable on a one-for-one basis for shares of Common Stock of SMTC at the option of the holder.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

The table below provides information concerning the compensation of our executive officers.

In the “Salary” column, we disclose the base salary paid to each of our executive officers.

In the “Option Awards” columns, we disclose the compensation expense related to awards of options in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”), without reduction for assumed forfeitures. The SFAS 123R fair value of our stock options is calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements, which are included in our Annual Report on Form 10-K for the fiscal year ended January 4, 2009, and for which we recognize expense ratably over the vesting period.

In the column “All Other Compensation,” we disclose the sum of the dollar value of all other compensation that could not properly be reported in other columns of the Summary Compensation Table, including perquisites and amounts reimbursed for the payment of taxes. No bonuses were paid in 2008.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option Awards ($) (a)	All Other Compensation ($) (b)	Total ($)
John Caldwell	2008	$501,003	$150,978	$40,334	$692,315
President and Chief Executive Officer	2007	$498,855	$79,673	$38,624	$617,152

Jane Todd	2008	$236,898	$61,687	$20,073	$318,658
Senior Vice President, Finance and Chief Financial Officer	2007	$235,002	$38,041	$17,125	$290,167

Steve Hoffrogge	2008	$257,538	$59,934	$19,355	$336,827
Senior Vice President, Business Development	2007	$255,477	$45,212	$88,743	$389,433

(a)	The amounts disclosed in this column represent the expense we recorded in accordance with SFAS 123R during fiscal 2008 and 2007 for the following option awards. The fair values of these option awards were calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements.
(i)	Mr. Caldwell was granted 100,000 stock options for Common Stock on November 10, 2008 with a Black-Scholes fair value of $0.51 per share and an exercise price of $0.70 per share, the closing price of the Company’s Common Stock on the date of grant. Mr. Caldwell was granted 115,000 stock options for Common Stock on November 14, 2007 with a Black-Scholes fair value of $1.00 per share and an exercise price of $1.64 per share, the closing price of the Company’s Common Stock on the date of grant. These shares vest in three equal, annual installments, beginning on the first anniversary of the date of grant. In accordance with SFAS 123R, we record expense for this grant ratably over the three-year vesting period.
(ii)	Ms. Todd was granted 50,000 stock options for Common Stock on November 10, 2008 with a Black-Scholes fair value of $0.51 per share and an exercise price of $0.70 per share, the closing price of the Company’s Common Stock on the date of grant. Ms. Todd was granted 50,000 stock options for Common Stock on November 14, 2007 with a Black-Scholes fair value of $1.00 per share and an exercise price of $1.64 per share, the closing price of the Company’s Common Stock on the date of grant. These shares vest in three equal, annual installments, beginning on the first anniversary of the date of grant. In accordance with SFAS 123R, we record expense for this grant ratably over the three-year vesting period.
(iii)

Mr. Hoffrogge was granted 50,000 stock options for Common Stock on November 10, 2008 with a Black-Scholes fair value of $0.51 per share and an exercise price of $0.70 per share, the closing price of the Company’s Common Stock on the date of grant. Mr. Hoffrogge was granted 50,000 stock options for Common Stock on November 14, 2007 with a Black-Scholes fair value of $1.00 per share and an exercise price of $1.64 per share, the closing price of the Company’s Common Stock on the date of grant. These shares vest in three equal, annual installments, beginning on the first anniversary of the date of grant. In accordance with SFAS 123R, we record expense for this grant ratably over the three-year vesting period.

(b)	The amount shown as “All Other Compensation” represents the sum of the following:
(i)	Mr. Caldwell’s employment agreement provides for the following perquisites: in 2008, car allowance of $33,768, professional dues valued at $938 and medical benefits valued at $5,628; in 2007 car allowance of $33,505, professional dues of $5,584 and medical benefits of $3,723.
(ii)	Ms. Todd’s employment agreement provides for the following perquisites: in 2008, car allowance of $13,507, professional dues of $938 and medical benefits valued at $5,628; in 2007, car allowance of $13,402, professional dues of $1,396 and medical benefits of $3,723.
(iii)	Mr. Hoffrogge’s employment agreement provides for the following perquisites: in 2008, car allowance of $13,726, medical benefits valued at $5,628; in 2007, car allowance of $13,402, medical benefits of $3,723, financial planning benefits of $5,584 and tax equalization payments of $66,034.

EMPLOYMENT AGREEMENTS

On March 30, 2007, SMTC Canada entered into an employment agreement and a Deferred Share Unit agreement with Mr. Caldwell. Under the terms of the agreements, Mr. Caldwell is entitled to an annual base salary of CDN$534,000, which may be increased by the Board of Directors of SMTC Canada (the “SMTC Canada Board”). Mr. Caldwell is also entitled to receive a short term bonus which will be determined by the SMTC Canada Board, a car allowance and certain other standard benefits. In the event that Mr. Caldwell is terminated without cause or, following a change of control, is terminated without cause or constructively discharged, he is entitled to a lump sum payment of two years base salary and any target bonus determined by the SMTC Canada Board. The employment agreement provides for customary non-competition and non-solicitation provisions which continue during the term of the agreement and for two years from the date of termination. Pursuant to the Deferred Share Unit agreement referred to above and a Deferred Share Unit agreement dated February 7, 2005, within 60 days following the termination of his employment (or within 10 days following a change of control), Mr. Caldwell will be entitled to a payment in respect of the units granted thereunder, based upon the fair market value of the Company’s common stock.

On March 30, 2007, SMTC Canada entered into an employment agreement with Ms. Todd. Under the terms of the agreement, Ms. Todd is entitled to an annual base salary of CDN$252,500, which may be increased by the SMTC Canada Board. Ms. Todd is also entitled to receive a short term bonus with a target of 50% of her base salary if certain financial and individual performance targets to be determined by the SMTC Canada Board are met, as well as a car allowance and certain other standard benefits. In the event that Ms. Todd is terminated without cause, she is entitled to salary continuance of twelve months plus one month for every year of service after twelve years of service, up to a maximum of eighteen months. The employment agreement provides for customary non-solicitation provisions which continue during the term of the agreement and for eighteen months from the date of termination.

On March 30, 2007, SMTC Canada entered into an employment agreement with Mr. Hoffrogge. Under the terms of the agreement, Mr. Hoffrogge is entitled to an annual base salary of CDN$274,500 (subject to gross up to provide the equivalent after tax income that he would have earned as a resident of the U.S.), which may be increased by the SMTC Canada Board. Mr. Hoffrogge is also entitled to receive a short term bonus with a target of 50% of his base salary (subject to gross up to provide the equivalent after tax income that he would have earned as a resident of the U.S.) if certain financial and individual performance targets to be determined by the SMTC Canada Board are met, as well as a car allowance, reimbursement for tax advice of up to CDN$6,000 per year and certain other standard benefits. In the event that Mr. Hoffrogge is terminated without cause, he is entitled to salary continuance of twelve months plus one month for every year of service after twelve years of service, up to a maximum of eighteen months. The employment agreement provides for customary non-solicitation provisions which continue during the term of the agreement and for twelve months from the date of termination.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding unexercised stock options and equity incentive plan awards for each executive officer outstanding as of the end of fiscal 2008. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Option Awards					Stock Awards (a)
	Equity Incentive Plan Awards:					Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
John Caldwell	3,000	—		$3.75	5/6/2013	—	—	—	—
	200,000	—		$1.55	10/6/2014	—	—	—	—
	150,000	50,000	(b)	$1.27	3/15/2015	—	—	—	—
	66,666	33,334	(c)	$2.50	11/16/2016	—	—	—	—
	38,333	76,667	(c)	$1.64	11/14/2012	—	—	—	—
	—	100,000	(c)	$0.70	11/10/2013	—	—	—	—

Jane Todd	30,000	—		$2.75	7/6/2014	—	—	—	—
	37,500	12,500	(b)	$1.17	3/15/2015	—	—	—	—
	26,667	13,333	(c)	$2.50	11/16/2016	—	—	—	—
	16,667	33,333	(c)	$1.64	11/14/2012	—	—	—	—
	—	50,000	(c)	$0.70	11/10/2013	—	—	—	—

Steve Hoffrogge	600	—		$15.00	4/25/2012	—	—	—	—
	600	—		$25.00	4/25/2012	—	—	—	—
	800	—		$40.00	4/25/2012	—	—	—	—
	30,000	—		$4.00	3/12/2014	—	—	—	—
	37,500	12,500	(b)	$1.17	3/15/2015	—	—	—	—
	26,667	13,333	(c)	$2.50	11/16/2016	—	—	—	—
	16,667	33,333	(c)	$1.64	11/14/2012	—	—	—	—
	—	50,000	(c)	$0.70	11/10/2013	—	—	—	—

(a)	The Company has no outstanding stock awards.
(b)	The shares underlying this award vest by 25% each year beginning on the first anniversary date of the grant.
(c)	The shares underlying this award vest in three equal, annual installments, beginning on the first anniversary of the date of grant.

POST-TERMINATION COMPENSATION AND CHANGE OF CONTROL PAYMENTS

Mr. Caldwell’s employment was governed by an employment agreement dated February 7, 2005, until that employment agreement was superseded by an employment agreement dated August 15, 2006. With respect to the other executive officers prior to fiscal year 2007, the terms of employment regarding compensation and termination benefits were governed by terms outlined in individual offers of employment. In March of 2007, we amended the employment agreement with Mr. Caldwell, and the employment arrangements for Mr. Hoffrogge and Ms. Todd were formalized into employment agreements that mirrored the provisions outlined in each original offer letter. There are no changes between Mr. Caldwell’s prior agreement and the offer letters that had been in place with Mr. Hoffrogge and Ms. Todd as compared to the new employment agreements with respect to any of the termination provisions detailed in this section.

Termination Without Cause

The executive officers have employment agreements with the Company that provide compensation upon termination for other than cause.

Under the agreements, the Company provides its executive officers, except for the Chief Executive Officer, with benefits equal to:

a)	Salary continuation for a period of twelve (12) months, plus one (1) month for every completed year of active employment beyond twelve (12) years of service, in the case of Ms. Todd and Mr. Hoffrogge, to a maximum of eighteen (18) months of salary continuance, and

b)	benefits continuation for the severance period.

In the event that, prior to the end of the salary continuation period, the executive officer obtains alternative employment that provides total remuneration that is at least 75% of the executive officer’s total compensation previously provided by the Company, then the salary continuation payments will be discontinued and the Company will provide a lump sum payment, less applicable deductions, that is equivalent to 50% of the then remaining salary continuation payments that the executive officer would have been entitled to.

The Chief Executive Officer’s employment agreement also provides compensation upon termination for other than cause. Under this agreement, the Company provides the Chief Executive Officer a lump sum payment, less applicable statutory deductions, equivalent to two times the aggregate base salary and benefits plus the target bonus payable under the Incentive Plan.

In the event that an executive officer is terminated without cause and is the recipient of the compensation described above, the executive officer must adhere to certain non-solicitation and confidentiality covenants in his or her respective employment agreement in order to receive such compensation during the severance period. Specifically, such executive officer cannot solicit any of the Company’s customers or employees for a period of eighteen (18) months, and he or she cannot disclose or make use of any of the Company’s confidential information in the same manner that was agreed to in the employment agreement. If the executive officer violates any of these covenants during the salary continuation period, all salary continuation payments and any rights to such will be terminated.

Based on a hypothetical termination date of January 4, 2009, the severance benefits for the executive officers are as follows:

	Base Salary	Car	Benefits	Bonus	Total
John Caldwell	$1,002,006	$67,536	$11,256	$1,002,006	$2,082,804
Jane Todd	$236,898	$13,507	$5,628	—	$256,033
Steve Hoffrogge	$343,384	$18,010	$5,628	—	$367,022

Termination in the Event of a Change of Control

The Company has included a change of control provision in the employment agreement of the Chief Executive Officer. In the event of a change of control as described below, if within six months following the change of control the Chief Executive Officer is terminated without cause or is constructively dismissed, the Chief Executive Officer is entitled to a lump sum payment, less applicable statutory deductions, equivalent to two times the aggregate base salary plus the target bonus payable under the Incentive Plan. In establishing this provision, the Board of Directors considered the market competitiveness of the arrangement and the Company’s ability at the time to retain a qualified Chief Executive Officer.

Based on a hypothetical termination date of December 31, 2008, the severance benefit in the event of a change of control for the Chief Executive Officer is $2,082,804.

In the Chief Executive Officer’s employment agreement, a change of control is defined as follows:

a)	the acquisition, directly or indirectly and by any means whatsoever, by any one stockholder, or group of stockholders acting jointly or in concert, of more than 50% of the outstanding voting shares of the Company; or

b)	a sale by the Company (in one or more transactions) of all or substantially all of its assets to an unrelated third party, or other liquidation or dissolution; or

c)	a merger, consolidation, arrangement or other reorganization of the Company which results in the Company’s stockholders owning less than 50% of the voting shares of the resulting entity.

Termination as a Result of the Privatization of the Company

In the event that the Company’s common shares cease to be publicly traded or the Company ceases to be an SEC registrant (except by reason of a change of control where the executive officer continues as Chief Executive Officer of a successor public company), the Chief Executive Officer may at his option, deem his employment to have been terminated without cause. He would then be entitled to all of the benefits specific to him described above in “Termination Without Cause.”

Accelerated Vesting of Stock Options in the Event of a Change of Control

The 2000 Plan contains provisions to protect the executive officers in the event of a change of control, defined in the 2000 Plan as a “covered transaction.”

In the 2000 Plan, a covered transaction is defined as any of:

(i)	a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert,

(ii)	a sale or transfer of all or substantially all of the company’s assets, or

(iii)	a dissolution or liquidation of the Company.

In the event of a covered transaction:

a)	all outstanding awards shall vest and if relevant become exercisable, immediately prior to the covered transaction;

b)	all deferrals, other than deferrals of amounts that are neither measured by reference to nor payable in shares of Common Stock or exchangeable shares, shall be accelerated, immediately prior to the covered transaction; and

c)	upon consummation of a covered transaction, all awards then outstanding and requiring exercise shall be forfeited unless, in each case, such awards and deferrals are assumed by the acquiring or surviving entity or its affiliate.

In connection with any covered transaction in which there is an acquiring, a surviving entity or in which all or substantially all of the Company’s then outstanding Common Stock is acquired, the Compensation Committee may provide for substitute or replacement awards from, or the assumption of awards by, the company, the acquiring or surviving entity or its affiliates, as applicable.

Termination in the Event of Disability

The employment agreements of the executive officers provide for termination in the event of a partial or total disability of an executive officer.

“Partially or Totally Disabled” means any physical or mental incapacity, disease or affliction, as determined by a legally qualified medical practitioner, which prevents the executive officer from performing the essential duties of his position.

In the event that the executive officer is Partially or Totally Disabled for a period of six (6) months or less, he shall receive all remuneration including bonuses, payments and rights including all benefits provided for under the employment agreement, as if he were regularly and fully employed.

In the event that the executive officer is Partially or Totally Disabled for a continuous period of more than six (6) months, the Company shall be entitled to terminate the employment of the executive officer by giving written notice to the executive officer. In the event of a termination of employment under these circumstances, the executive officer shall be entitled to the salary continuance benefits that would have been payable if the termination was involuntary and not for cause (as described above).

INDEPENDENT AUDITORS

KPMG LLP acted as independent auditors for the Company for the period ended January 4, 2009.

Fees to the Company for professional services rendered by KPMG LLP during 2007 and 2008 were as follows: Audit Fees: U.S.$700,500 for 2007 and U.S.$632,200 for 2008; Tax Fees: U.S.$27,900 for 2007 and U.S.$5,300 for 2008, which were in connection with tax compliance matters; and All Other Fees: $0 for each of 2007 and 2008.

In April 2004, the Board adopted an Audit and Non-Audit Services Pre-Approval Policy for the Audit Committee. Under the policy, the Audit Committee has pre-approved certain audit and audit related services, tax services and other services. The Audit Committee has determined that the provision of those services that are pre-approved in the policy will not impair the independence of the auditor. The provision of services by the auditor which are not pre-approved in the policy are subject to separate pre-approval by the Audit Committee. The policy also pre-approved certain specified fee levels for the specific services. Payments in excess of these specified levels are subject to separate pre-approval by the Audit Committee.

The Audit Committee has considered whether KPMG LLP’s provision of non-audit services is compatible with its independence. We expect that representatives from KPMG LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

ADDITIONAL INFORMATION

Stockholder Proposals

In order for Stockholder proposals that are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be considered by the Company for inclusion in the proxy material for SMTC’s 2010 Annual Meeting of Stockholders, they must be received by the Secretary of the Company on or before March 29, 2010 at its principal executive offices, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

For proposals that Stockholders intend to present at the 2010 Annual Meeting of Stockholders outside the processes of the Rule 14a-8 of the Exchange Act, unless the Stockholder notifies the Company of such intent on or before May 13, 2010, any proxy that management solicits for such annual meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting.

Notwithstanding the foregoing, our Amended and Restated By-Laws set forth procedures Stockholders must comply with to make nominations for election to the Board of Directors. Such nominations must be made by notice in writing delivered or mailed to the Secretary of the Company and received at the Company’s principal executive office, 635 Hood Road, Markham, Ontario, Canada L3R 4N6 not less than 60 days or more than 90 days prior to the anniversary date of the immediately preceding annual meeting of Stockholders. If the annual meeting is not held within 30 days before or after such anniversary date, then such nomination must have been delivered to or mailed and received by the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice must set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Company beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to be named as a nominee and to serve as a director if elected; and (b) as to the Stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such Stockholder and (ii) the class and number of shares of the Company that are beneficially owned by such Stockholder (and evidence of such ownership if not also held of record by such Stockholder). The Company may require any proposed nominee or nominating Stockholder to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company. If such procedures are not complied with, the chairman of the meeting may determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures and the defective nomination will be disregarded.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and any persons who directly or indirectly hold more than 10% of the Company’s Common Stock (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) on Forms 3, 4 and 5. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based on the Company’s review of copies of such forms it has received from its executive officers, directors and greater than 10% beneficial owners, the Company believes that during the year ended January 4, 2009, all Section 16(a) filing requirements applicable to its Reporting Persons were met in a timely manner.

Equity Compensation Plan Information

The Company maintains the Amended and Restated SMTC (HTM) 1998 Equity Incentive Plan (the “1998 Plan”), which was approved by the Board of Directors and the stockholders of the Company as of September 30, 1998 and which amended and restated the plan as initially adopted by the Board of Directors and the stockholders of the Company as of July 30, 1999. The Company also maintains the SMTC Corporation/SMTC Manufacturing Corporation of Canada 2000 Equity Incentive Plan (the “2000 Plan”), which was adopted by the Board of Directors and the stockholders of the Company in July of 2000. The Board of Directors and the stockholders of the Company approved an amendment to the 2000 Plan in April 2004 and May 2004, respectively and a second amendment to the 2000 Plan in March 2007 and May 2007, respectively (the “Amended 2000 Plan”).

The following table gives information about awards under the 1998 Plan and the Amended 2000 Plan as of January 4, 2009:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders:	1,742,893	$1.97	210,548	(1)(2)

Notes:

(1)	Pursuant to the terms of the Amended 2000 Plan, the number of shares of Stock that may be issued under Awards granted under the Amended 2000 Plan (including Stock that may be issued on the exchange of Exchangeable Shares issuable under Awards) shall not exceed (A) 1,800,000 plus (B) as of the first day of each fiscal year (commencing with the fiscal year beginning in 2008) of the Company during the life of the Plan, an additional number of shares determined by the Board but not to exceed 1% of the total number of shares of Stock actually outstanding on such date. Notwithstanding the preceding sentence, no more than 1,700,000 shares of Stock may be delivered in satisfaction of any incentive stock options awarded under the Amended 2000 Plan.
(2)	The number of Exchangeable Shares that may be issued under Awards granted under the Amended 2000 Plan shall not exceed 750,000.

Other Matters

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to vote via toll-free telephone number, over the internet, or, if the recipient of a paper copy of the proxy card, to mark, date, execute and promptly return their proxy.

Financial Statements And Form 10-K Annual Report

SMTC’s audited financial statements for the year ended January 4, 2009 and certain other related financial and business information of the Company are contained in the Company’s Annual Report on Form 10-K, as filed by the Company with the SEC on April 6, 2009 (including exhibits). Copies of such Annual Report on Form 10-K including financial statements may be obtained without charge by contacting SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6, Attention: Investor Relations.

APPENDIX A

SMTC CORPORATION

FORM OF PROPOSED

FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

ARTICLE I

The name of the Corporation is “SMTC Corporation”.

ARTICLE II

The registered office of this corporation in the State of Delaware is located at 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 31,000,000 shares, consisting of (i) 26,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

1.	Common Stock.

A.	General. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law and this Article, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of the corporation and each share of Common Stock shall be entitled to one vote. Except as otherwise provided by the DGCL or this Amended and Restated Certificate of Incorporation, the holders of record of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise. The holders of the Common Stock shall have no preemptive rights to subscribe for any shares of any class of stock of this Corporation whether now or hereafter authorized.

B.	Voting. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders. There shall be no cumulative voting.

C.	Number. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

D.	Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

E.	Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

2.	Preferred Stock.

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or this Amended and Restated Certificate of Incorporation. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law and this Amended and Restated Certificate of Incorporation. Except as otherwise provided in this Amended and Restated Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Amended and Restated Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

ARTICLE V

The Corporation shall have a perpetual existence.

ARTICLE VI

In furtherance of and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of this Corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal the By-Laws adopted or amended by the Board of Directors.

ARTICLE VII

Except to the extent that the DGCL prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

ARTICLE VIII

1.	Indemnification. The Corporation shall, to the maximum extent permitted under the DGCL and except as set forth below, indemnify, hold harmless and, upon request, advance expenses to each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan (any such person being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding anything to the contrary in this Article, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with any action, suit, proceeding, claim or counterclaim, or part thereof, initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation.

2.	Advance of Expenses. Notwithstanding any other provisions, this Amended and Restated Certificate of Incorporation, the By-Laws of the Corporation, or any agreement, vote of stockholder or disinterested directors, or arrangement to the contrary, the Corporation shall advance payment of expenses incurred by an Indemnitee in advance of the final disposition of any matter only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article. Such undertaking may be accepted without reference to the financial ability of the Indemnitee to make such repayment.

3.	Subsequent Amendment. No amendment, termination or repeal of this Article or of the relevant provisions of the DGCL or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

4.	Other Rights. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

5.	Reliance. Persons who after the date of the adoption of this provision become or remain directors or officers of the Corporation or who, while a director or officer of the Corporation, become or remain a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Article in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this Article shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

6.	Merger or Consolidation. If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger or consolidation.

7.	Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was, or has agreed to become, a director, officer, employee or agent of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan, against all expenses (including attorney’s fees) judgments, fines or amounts paid in settlement incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such expenses under the DGCL.

8.	Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE IX

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Amended and Restated Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE X*

This Article is inserted for the management of the business and for the conduct of the affairs of the Corporation.

1.	Number of Directors. The number of directors of the Corporation shall not be less than three. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time by, or in the manner provided in, the By-Laws of the Corporation.

2.	Election of Directors. Elections of directors need not be by written ballot except as and to the extent provided in the By-Laws of the Corporation.

3.	Terms of Office. Except as provided in Section 6 of this Article X, each director shall serve for a term ending on the date of the annual meeting following the annual meeting at which such director was elected; provided, however, that the term of each director shall be subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.*

4.	Removal. The directors of the Corporation may not be removed without cause and may be removed for cause only by the affirmative vote of the holders of at least seventy-five percent (75%) of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote generally in the election of directors cast at a meeting of the stockholders called for that purpose, notwithstanding the fact that a lesser percentage may be specified by law.

5.	Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

*	Reflects changes described in Proposal No. 2 of the proxy statement to which this Appendix is attached.

6.	Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before either an annual or special meeting of stockholders shall be given in the manner provided by the By-Laws of this Corporation.

ARTICLE XI

1.	Dividends. The Board of Directors shall have authority from time to time to set apart out of any assets of the Corporation otherwise available for dividends a reserve or reserves as working capital or for any other purpose or purposes, and to abolish or add to any such reserve or reserves from time to time as said board may deem to be in the interest of the Corporation; and said Board shall likewise have power to determine in its discretion, except as herein otherwise provided, what part of the assets of the Corporation available for dividends in excess of such reserve or reserves shall be declared in dividends and paid to the stockholders of the Corporation.

2.	Issuance of Stock. The shares of all classes of stock of the Corporation may be issued by the Corporation from time to time for such consideration as from time to time may be fixed by the Board of Directors of the Corporation, provided that shares of stock having a par value shall not be issued for a consideration less than such par value, as determined by the Board. At any time, or from time to time, the Corporation may grant rights or options to purchase from the Corporation any shares of its stock of any class or classes to run for such period of time, for such consideration, upon such terms and conditions, and in such form as the Board of Directors may determine. The Board of Directors shall have authority, as provided by law, to determine that only a part of the consideration which shall be received by the Corporation for the shares of its stock which it shall issue from time to time, shall be capital; provided, however, that, if all the shares issued shall be shares having a par value, the amount of the part of such consideration so determined to be capital shall be equal to the aggregate par value of such shares. The excess, if any, at any time, of the total net assets of the Corporation over the amount so determined to be capital, as aforesaid, shall be surplus. All classes of stock of the Corporation shall be and remain at all times nonassessable.

The Board of Directors is hereby expressly authorized, in its discretion, in connection with the issuance of any obligations or stock of the Corporation (but without intending hereby to limit its general power so to do in other cases), to grant rights or options to purchase stock of the Corporation of any class upon such terms and during such period as the Board of Directors shall determine, and to cause such rights to be evidenced by such warrants or other instruments as it may deem advisable.

3.	Inspection of Books and Records. The Board of Directors shall have power from time to time to determine to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors or of the stockholders of the Corporation.

4.	Location of Meetings, Books and Records. Except as otherwise provided in the By-laws, the stockholders of the Corporation and the Board of Directors may hold their meetings and have an office or offices outside of the State of Delaware and, subject to the provisions of the laws of said State, may keep the books of the Corporation outside of said State at such places as may, from time to time, be designated by the Board of Directors or by the By-laws of this Corporation.

ARTICLE XII

At any time during which a class of capital stock of this Corporation is registered under Section 12 of the Securities Exchange Act of 1934 or any similar successor statute, stockholders of the Corporation may not take any action by written consent in lieu of a meeting.

ARTICLE XIII

Special meetings of stockholders may be called at any time by only the Chairman of the Board of Directors, the Chief Executive Officer (or if there is no Chief Executive Officer, the President), or by the Board of Directors of the Corporation pursuant to a resolution adopted by the affirmative vote of a majority of the total number of directors then in office. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

ARTICLE XIV

The Board of Directors of this Corporation, when evaluating any offer of another party to make a tender or exchange offer for any equity security of the Corporation, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation as a whole, be authorized to give due consideration to any such factors as the Board of Directors determines to be relevant, including without limitation: (i) the interests of the stockholders of the Corporation; (ii) whether the proposed transaction might violate federal or state laws; (iii) not only the consideration being offered in the proposed transaction, in relation of the then current market price for the outstanding capital stock of the Corporation, but also to the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation’s financial condition and future prospects; and (iv) the social, legal and economic effects upon employees, suppliers, customers and others having similar relationships with the Corporation, and the communities in which the Corporation conducts its business.

In connection with any such evaluation, the Board of Directors is authorized to conduct such investigations and to engage in such legal proceedings as the Board of Directors may determine.

ARTICLE XV

The Corporation expressly elects to be governed by Section 203 of the DGCL.

PROXY AND VOTING INSTRUCTION

SMTC CORPORATION

ANNUAL MEETING OF STOCKHOLDERS—JUNE 29, 2009

This proxy is solicited on behalf of the Board of Directors

YOUR VOTE IS IMPORTANT.

Please take a moment now to vote your shares of SMTC Corporation common stock for the upcoming Annual Meeting of Stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone—Please call toll-free at [PHONE NUMBER] on a touch-tone telephone and follow the simple recorded instructions. Then, if you wish to vote as recommended by the Board of Directors, simply press 1. If you do not wish to vote as the Board recommends, you need only respond to a few simple prompts. Your vote will be confirmed and cast as you directed. (Telephone voting is available for residents of the U.S. and Canada only.)

OR

2.	Vote by Internet—Please access [WEBSITE] and follow the instructions on the screen.

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies in the same manner as if you had executed a proxy card.

OR

3.	Vote by Mail—If you received your proxy materials by mail or printed the proxy card posted at [WEB ADDRESS], you can vote by mail by signing, dating and mailing the proxy card to: [SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6].

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by SMTC Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

FORM OF PROXY CARD FOR SMTC CORPORATION’S 2009 ANNUAL MEETING

SMTC CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SMTC CORPORATION FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2009

The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of SMTC Corporation (the “Company”), hereby appoints Wayne McLeod, John Caldwell and John Marinucci as proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of SMTC Corporation to be held on June 29, 2009 at 11:00 a.m. Eastern Daylight Time at 635 Hood Road, Markham, Ontario, Canada L3R 4N6 and all adjournments thereof (the “Annual Meeting”) and to vote all shares of Common Stock of SMTC Corporation that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

This Proxy when properly executed will be voted in the manner specified herein. If no specification is made, the Proxies will be voted FOR the nominees and FOR Proposal No. 2. If any of the nominees are not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of Common Stock at the Annual Meeting.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

The Board of Directors recommends a vote FOR the following matter:	Please mark your vote as indicated in this example: ☒

Proposal No. 1

The election of two directors to Class III for a term ending 2011.	FOR ☐	WITHHELD ☐	Nominee:	01 Thomas Cowan 02 Alex Walker

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below:

Proposal No. 2

To approve an amendment to the SMTC Corporation Charter Eliminating the classes of directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY FORM USING THE ENCLOSED ENVELOPE.

I plan to attend the meeting.	☐

I do not plan to attend the meeting.	☐

Signature	Date

Signature	Date

NOTE: Please sign name exactly as it appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Notice to Exchangeable Stockholders

Our records show that you own exchangeable shares (“Exchangeable Shares”) in the capital of SMTC Manufacturing Corporation of Canada (“SMTC Canada”), a Canadian company. The Exchangeable Shares provide you with economic and voting rights which are, as nearly as practicable, equivalent to those of holders of shares of common stock of SMTC Corporation, the U.S. parent of SMTC Canada, including the right to attend and vote at meetings of the common stockholders of SMTC Corporation. SMTC Corporation (the “Company”) will be holding an annual meeting (the “Annual Meeting”) of its common stockholders on June 29, 2009 to:

1. To elect two Class III directors to serve until the 2012 Annual Meeting and until a successor is elected and qualified in accordance with the by-laws of the Company.

2. To approve an amendment to the SMTC Corporation Amended and Restated Certificate of Incorporation eliminating the number of classes of directors.

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

At such Annual Meeting you will have voting rights, as described below, equal to the number of Exchangeable Shares you hold. You are permitted to instruct CIBC Mellon Trust Company, the Trustee under the Voting and Exchange Trust Agreement, as to how the Trustee is to vote your Exchangeable Shares at the Annual Meeting of SMTC Corporation. If you do not give voting instructions, the Trustee will not be entitled to exercise the voting rights attached to your Exchangeable Shares. Alternatively, you may instruct the Trustee to give you, or a person designated by you, a proxy to exercise personally the voting rights attached to your Exchangeable Shares. To instruct the Trustee as to how you wish to exercise your voting rights, you must complete, sign, date and return the enclosed voting instruction card to the Trustee by 5:00 p.m., Eastern Daylight Time, on June 30, 2008. Whether or not you plan to attend, please sign, date and return the voting instruction card in the envelope provided in order to ensure that your Exchangeable Shares will be represented at the Annual Meeting.

You have the right to revoke any instructions to the Trustee by giving written notice of revocation to the Trustee or by executing and delivering to the Trustee a later-dated voting instruction card. No notice of revocation or later-dated voting instruction card however, will be effective unless received by the Trustee prior to 5:00 p.m., Eastern Daylight Time, on June 26, 2009.

Non-Registered Holders

Only registered holders of Exchangeable Shares of SMTC Canada are permitted to instruct the Trustee as to how to vote their Exchangeable Shares at the Annual Meeting or to attend and vote at the Annual Meeting in person or by proxy as described above. You may be a beneficial owner of Exchangeable Shares (a “Non-Registered Holder”) if your Exchangeable Shares are registered either:

(i)	in the name of an intermediary (an “Intermediary”) with whom you deal in respect of the Exchangeable Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, and similar plans; or

(ii)	in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

SMTC Corporation has distributed copies of the Notice of Annual Meeting, the Proxy Statement dated [ ], 2009 and the Notice to Exchangeable Stockholders (collectively, the “Meeting Materials”) to Intermediaries who are required to forward these Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. If you are a Non-Registered Holder who has not waived the right to receive Meeting Materials you will be given either:

(i)	a voting instruction card which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of Exchangeable Shares beneficially owned by you but which is otherwise blank. This voting instruction card need not be signed by you. In this case, if you wish to direct the voting of the Exchangeable Shares held by you or attend and vote at the Annual Meeting (or have another person attend and vote on your behalf) you should properly complete the voting instruction card and deposit it with CIBC Mellon Trust Company, P.O. Box 721, Agincourt, Ontario M1S OA1 or by fax to (416) 368-2502 prior to 5:00 p.m., Eastern Daylight Time, on June 26, 2009; or

(ii)	a voting instruction form which must be completed and signed by you in accordance with the directions on the voting instruction form.

The purpose of these procedures is to permit you, as a Non-Registered Holder, to direct the voting of the Exchangeable Shares you beneficially own or to attend and vote at the Annual Meeting, in person or by proxy. Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies.

A Non-Registered Holder may revoke a voting instruction card/form given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a voting instruction card/form that is not received by the Intermediary at least seven days prior to the Annual Meeting.

Information relating to SMTC Corporation

Exchangeable Shares are exchangeable on a one-for-one basis for shares of common stock of SMTC Corporation and you, as a holder of Exchangeable Shares, are entitled to receive dividends from SMTC Canada payable at the same time as and equivalent to, on a per-share basis, any dividends paid by SMTC Corporation to holders of its shares of common stock. As a result of the economic and voting equivalency between the Exchangeable Shares and shares of common stock of SMTC Corporation you, as a holder of Exchangeable Shares, will have a participating interest determined by reference to SMTC Corporation not SMTC Canada. Accordingly, it is information relating to SMTC Corporation that is relevant to you and enclosed in this package is SMTC Corporation’s Proxy Statement which we urge you to read carefully.

Markham, Ontario

[            ], 2009

VOTING INSTRUCTION CARD

DIRECTION GIVEN BY REGISTERED HOLDERS OF

EXCHANGEABLE SHARES OF SMTC MANUFACTURING CORPORATION

OF CANADA FOR THE JUNE 29, 2009 ANNUAL MEETING

OF STOCKHOLDERS OF SMTC CORPORATION

The undersigned, having read the Notice of Annual Meeting of Stockholders regarding the annual meeting (the “Annual Meeting”) of common stockholders of SMTC Corporation (the “Company”) to be held at 635 Hood Road, Markham, Ontario, Canada L3R 4N6 on Monday, June 29, 2009 at 11:00 a.m. (Eastern Daylight Time), the Proxy Statement dated [            ], 2009 and the accompanying Notice to Exchangeable Stockholders, receipt of each of which is hereby acknowledged, does hereby instruct and direct CIBC Mellon Trust Company (the “Trustee”), pursuant to the provisions of the Voting and Exchange Trust Agreement (the “Agreement”) dated as of July 27, 2000, among the Company, SMTC Manufacturing Corporation of Canada (“SMTC Canada”), SMTC Nova Scotia Company, and the Trustee, as follows:

(PLEASE NOTE: IF NO DIRECTION IS MADE AND YOU SIGN BELOW, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE FOR ITEM 1 BELOW AND AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING TO VOTE IN ITS DISCRETION.)

(PLEASE SELECT ONE OF A, B OR C)

A.	☐	Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of the Company or otherwise, the undersigned’s voting rights at the Annual Meeting, or any postponement or adjournment thereof, as follows:

(PLEASE COMPLETE THE FOLLOWING ONLY IF YOU HAVE SELECTED ALTERNATIVE A.)

	1.	To vote FOR ☐, AGAINST ☐ or ABSTAIN FROM VOTING ☐ or, if no specification is made, to vote FOR the election of Thomas Cowan and Alex Walker as Class III directors to serve until the 2012 Annual Meeting of Stockholders and until his successor is elected and qualified in accordance with the by-laws of the Company.

To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.

	2.	To vote FOR ☐, AGAINST ☐ or ABSTAIN FROM VOTING ☐ or, if no specification is made, to vote FOR the amendment to the SMTC Corporation Amended and Restated Certificate of Incorporation eliminating the number of classes of directors.

	3.	To vote, in its discretion, upon any and all matters incident to the foregoing and such other business as may legally come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

(IF YOU HAVE SELECTED ALTERNATIVE A, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS DOCUMENT.)

B.	☐	Deliver a proxy card to the undersigned at the Annual Meeting with respect to all Exchangeable Shares of SMTC Canada held by the undersigned on the record date for the Annual Meeting so that the undersigned may exercise personally the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

(IF YOU HAVE SELECTED ALTERNATIVE B, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS DOCUMENT.)

C.	☐	Deliver a proxy card to _________ to attend and act for and on behalf of the undersigned at the Annual Meeting with respect to all the Exchangeable Shares of SMTC Canada held by the undersigned on the record date for the Annual Meeting with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

(IF YOU HAVE SELECTED ALTERNATIVE C, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS DOCUMENT.)

Executed on the __ day of ______, 2009.

Signature: ___________________

Print Name:  _________________

Signature: ___________________

Print Name:  _________________

NOTES:

(1)	A stockholder has the right to appoint a person to represent him/her at the Annual Meeting by inserting in the space provided in Alternative C the name of the person the stockholder wishes to appoint. Such person need not be a stockholder.
(2)	To be valid, this voting instruction card must be signed and deposited with CIBC Mellon Trust Company, P.O. Box 721, Agincourt, Ontario M1S OA1 in the enclosed return envelope or by fax to (416) 368-2502 prior to 5:00 p.m., Eastern Daylight Time, on June 26, 2009 or, if the Annual Meeting is adjourned, 48 hours (excluding weekends and holidays) before any adjourned Annual Meeting.
(3)	If an individual, please sign exactly as your Exchangeable Shares are registered.

If the stockholder is a corporation, this voting instruction card must be executed by a duly authorized officer or attorney of the stockholder and, if the corporation has a corporate seal, its corporate seal should be affixed.

If Exchangeable Shares are registered in the name of an executor, administrator or trustee, please sign exactly as the Exchangeable Shares are registered. If the Exchangeable Shares are registered in the name of the deceased or other stockholder, the stockholder’s name must be printed in the space provided. This voting instruction card must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the stockholder must be attached to this voting instruction card.

In many cases, Exchangeable Shares beneficially owned by a holder (a “Non-Registered Holder”) are registered in the name of a securities dealer or broker or other intermediary, or clearing agency. Non-Registered Holders should, in particular, review the section entitled “Non-Registered Holders” in the accompanying Notice to Exchangeable Stockholders and carefully follow the instructions of their intermediaries.

(4)	If a share is held by two or more persons, each should sign this voting instruction card.
(5)	If this voting instruction card is not dated in the space provided, it is deemed to bear the date on which it is mailed by the stockholder.